Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of Flanders Corporation (the "Company"), on Form 10-K for the year ended December 31, 2006, we hereby certify, solely for the purpose of complying with 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

1.

The annual report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in the annual report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 5, 2007

/s/Steven K. Clark

Steven K. Clark

President and Chief Executive Officer

/s/John W. Hodson

John W. Hodson

Chief Financial Officer